UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 9, 2010

AGRISOLAR SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	333-141201	20-5614030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Madison Street, Suite 701 Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-329-3008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)

On December 9, 2010, the Registrant filed Articles of Amendment to its Articles of Incorporation for the purpose of:

(i)

Cancelling the designation of 15,714,286 shares of preferred stock as Series AA Convertible Preferred Stock, returning such shares to the status of authorized but unissued shares of preferred stock and reducing the number of authorized shares Series AA Convertible Preferred Stock from 25,714,286 shares to 10,000,000 shares; and

(ii)

Designating a new class of preferred stock consisting of 10,000,000 shares of Series AAA Convertible Preferred Stock, the designations, preferences, limitations and relative rights of which are as set forth in the Articles of Amendment filed as an Exhibit to this Current Report on Form 8-K.

The amendment to the Articles of Incorporation cancelling the designation of 15,714,286 shares of preferred stock as Series AA Convertible Preferred Stock and designating a new class of preferred stock consisting of 10,000,000 shares of Series AAA Convertible Preferred Stock was approved by the Board of Directors.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description
3.6	Articles of Amendment filed December 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

AgriSolar Solutions, Inc. (Registrant)

Date: December 20, 2010	/s/ Arnold Tinter, Chief Financial Officer